                                                                    EXHIBIT 99.1

                  INTRODUCTION TO UNAUDITED PRO FORMA CONDENSED
                        CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated financial statements of Reliant Resources, Inc. (Reliant Resources) and subsidiaries (collectively, the Company) for the year ended December 31, 2000, and as of and for the nine months ended September 30, 2001, have been prepared based upon the Company's historical consolidated financial statements. The pro forma financial statements have been prepared to describe the effect of the Company's acquisition of Orion Power Holdings, Inc. (Orion). On September 26, 2001, the Company entered into a definitive merger agreement with Orion, under which the Company will acquire all of the outstanding shares of Orion common stock for $26.80 per share in cash. The Company expects to acquire Orion for total cash consideration of approximately $2.9 billion and will assume approximately $1.9 billion in net debt obligations (Orion Acquisition). The Orion Acquisition is conditioned upon approval by Orion's stockholders and regulatory approvals. The unaudited pro forma condensed consolidated balance sheet gives effect to the Orion Acquisition as if it had occurred on September 30, 2001. The unaudited pro forma condensed consolidated statements of income for the nine months ended September 30, 2001, and the year ended December 31, 2000, give effect to the Orion Acquisition as if it had occurred on January 1, 2001 and January 1, 2000, respectively.

On a preliminary basis, the Company's purchase price allocation related to the Orion Acquisition and included in the unaudited pro forma condensed consolidated balance sheet as of September 30, 2001 primarily included fair value adjustments to property, plant and equipment, contracts, severance liabilities, debt and related deferred taxes.

The unaudited pro forma condensed consolidated financial statements do not purport to present the Company's actual results of operations as if the Orion Acquisition had occurred on January 1, 2001 and January 1, 2000, as applicable, nor are they necessarily indicative of the Company's financial position or results of operations that may be achieved in the future.

The unaudited pro forma condensed consolidated financial statements reflect the Orion Acquisition in accordance with Financial Accounting Standards (SFAS) No. 141 "Business Combinations" (SFAS No. 141) and SFAS No. 142 "Goodwill and Other Intangible Assets" (SFAS No. 142). The provisions of SFAS No. 141 and SFAS No. 142 that apply to goodwill and intangible assets are effective for business combinations initiated after June 30, 2001. For additional information regarding the Company's adoption of SFAS No. 141 and SFAS No. 142, please read
Note 2 of the Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2001 (Third Quarter 10-Q).

The unaudited condensed consolidated pro forma financial statements should be read in conjunction with the consolidated financial statements and related notes included in the Company's Prospectus dated April 30, 2001 as filed with the SEC on May 1, 2001 pursuant to Rule 424(b) under the Securities Act of 1933, relating to the Company's registration statement on Form S-1 (Registration No. 333-48038) and the Third Quarter 10-Q.

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 2001

                                                         Company            Orion
                                                        Historical        Historical       Acquisition        Pro Forma
                                                          Balance          Balance         Adjustments         Balance
                                                       ------------      ------------      ------------      ------------
                                                                                 (in thousands)

Cash and cash equivalents ........................     $    271,648      $    420,013      $   (420,013)     $    271,648
Restricted cash ..................................                            250,493                --           250,493
Accounts and notes receivable - principally
  customer .......................................        1,477,406           161,294                --         1,638,700
Accounts and notes receivable - affiliated
  companies, net .................................          899,942                --          (800,000)           99,942
Inventories ......................................          152,621            50,830                --           203,451
Price risk management assets .....................        2,128,025                --                --         2,128,025
Non-trading derivative assets ....................        1,416,203            16,013                --         1,432,216
Margin deposits on energy contracts ..............          351,756                --                --           351,756
Prepayments and other current assets .............          143,141            27,274                --           170,415
                                                       ------------      ------------      ------------      ------------
  Total current assets ...........................        6,840,742           925,917        (1,220,013)        6,546,646
                                                       ------------      ------------      ------------      ------------

Property, plant and equipment - net ..............        4,561,011         3,345,583           644,391         8,550,985

Goodwill and other intangibles - net .............        1,252,666            67,036         1,089,556         2,409,258
Price risk management assets .....................          689,983                --                --           689,983
Non-trading derivative assets ....................          627,531            12,569                --           640,100
Other ............................................        1,001,143            72,210           (25,174)        1,048,179
                                                       ------------      ------------      ------------      ------------
  Total other assets .............................        3,571,323           151,815         1,064,382         4,787,520
                                                       ------------      ------------      ------------      ------------
    Total Assets .................................     $ 14,973,076      $  4,423,315      $    488,760      $ 19,885,151
                                                       ============      ============      ============      ============

Short-term borrowings and current portion of
  long-term debt .................................     $    212,987      $        261      $  1,702,113      $  1,915,361
Accounts payable, principally trade ..............        1,117,265           107,534            87,855         1,312,654
Price risk management liabilities ................        2,156,798                --                --         2,156,798
Non-trading derivative liabilities ...............        1,298,872             1,616                --         1,300,488
Accumulated deferred income taxes ................           81,908             3,218                --            85,126
Other liabilities ................................          800,842            33,003                --           833,845
                                                       ------------      ------------      ------------      ------------
  Total current liabilities ......................        5,668,672           145,632         1,789,968         7,604,272
                                                       ------------      ------------      ------------      ------------

Accumulated deferred income taxes ................           72,045                --           130,000           202,045
Price risk management liabilities ................          730,859                --                --           730,859
Non-trading derivative liabilities ...............          564,133           109,510                --           673,643
Other ............................................          661,207            47,046             8,481           716,734
                                                       ------------      ------------      ------------      ------------
  Total other liabilities ........................        2,028,244           156,556           138,481         2,323,281
                                                       ------------      ------------      ------------      ------------

Long-term debt ...................................          961,951         2,548,471           132,967         3,643,389
                                                       ------------      ------------      ------------      ------------

Common stock .....................................               61             1,035            (1,035)               61
Additional paid-in capital .......................        5,820,542         1,501,479        (1,501,479)        5,820,542
Retained earnings ................................          390,171           133,984          (133,984)          390,171
Treasury stock ...................................          (20,420)                                              (20,420)
Deferred compensation and notes receivable
  from officers ..................................               --            (6,241)            6,241                --
Accumulated other comprehensive income (loss) ....          123,855           (57,601)           57,601           123,855
                                                       ------------      ------------      ------------      ------------
  Total stockholders' equity .....................        6,314,209         1,572,656        (1,572,656)        6,314,209
                                                       ------------      ------------      ------------      ------------
    Total liabilities and stockholders' equity ...     $ 14,973,076      $  4,423,315      $    488,760      $ 19,885,151
                                                       ============      ============      ============      ============

   See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statement

         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001

                                                       Company            Orion
                                                      Historical        Historical       Acquisition        Pro Forma
                                                       Balance           Balance         Adjustments         Balance
                                                     ------------      ------------      ------------      ------------
                                                                (in thousands, except for per share amounts)

Revenues .......................................     $ 29,856,444      $    946,812                        $ 30,803,256
Expenses:
  Fuel, cost of gas sold and purchased power ...       28,347,780           369,431                          28,717,211
  Operation and maintenance ....................          393,876           139,079                             532,955
  General, administration and development ......          401,346            43,363                             444,709
  Depreciation and amortization ................          179,344            99,634          $ 13,808(a)        292,786
                                                     ------------      ------------      ------------      ------------
    Total ......................................       29,322,346           651,507            13,808        29,987,661
                                                     ------------      ------------      ------------      ------------
Operating income ...............................          534,098           295,305           (13,808)          815,595
                                                     ------------      ------------      ------------      ------------
Other income (expense)
  Interest income ..............................           22,678            17,372           (10,782)(c)        29,268
  Interest expense .............................          (52,220)         (154,686)          (32,015)(b)      (238,921)
  Interest income - affiliate companies, net ...            7,888                --           (15,857)(c)        (7,969)
  Gain from investments, net ...................           15,015                --                --            15,015
  Income of equity investments in
    unconsolidated subsidiaries ................           66,482                --                --            66,482
  Other, net ...................................            7,874                --                --             7,874
                                                     ------------      ------------      ------------      ------------
    Total other income (expense)................           67,717          (137,314)          (58,654)         (128,251)
                                                     ------------      ------------      ------------      ------------
Income before income taxes and cumulative
  effect of accounting change ..................          601,815           157,991           (72,462)          687,344
Income tax expense .............................          214,706            56,666           (27,536)(d)       243,836
                                                     ------------      ------------      ------------      ------------
Income before cumulative effect of
  accounting change ............................     $    387,109      $    101,325      $    (44,926)     $    443,508
                                                     ============      ============      ============      ============

Basic and Diluted Earnings per Share ...........     $       1.42                                          $       1.63

Weighted Average Common Shares Outstanding .....          272,253                                               272,253
                                                     ============                                          ============
Diluted Weighted Average Common
  Shares Outstanding ...........................          272,501                                               272,501
                                                     ============                                          ============

   See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statement

         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 2000

                                                      Company             Orion
                                                     Historical         Historical       Acquisition        Pro Forma
                                                       Balance            Balance        Adjustments         Balance
                                                     ------------      ------------      ------------      ------------
                                                                              (in thousands)

Revenues .......................................     $ 19,791,922      $    957,569                        $ 20,749,491
Expenses:
  Fuel, cost of gas sold and purchased power ...       18,433,911           437,763                          18,871,674
  Operation and maintenance ....................          446,304           177,358                             623,662
  General, administration and development ......          280,366            37,082                             317,448
  Depreciation and amortization ................          193,682           103,196          $ 18,411(a)        315,289
                                                     ------------      ------------      ------------      ------------
    Total ......................................       19,354,263           755,399            18,411        20,128,073
                                                     ------------      ------------      ------------      ------------
Operating income ...............................          437,659           202,170           (18,411)          621,418
                                                     ------------      ------------      ------------      ------------
Other income (expense)
  Interest income ..............................           21,656            15,281            (3,368)(c)        33,569
  Interest expense .............................          (42,338)         (168,670)          (42,687)(b)      (253,695)
  Interest expense - affiliate companies, net ..         (172,269)                                             (172,269)
  Loss from investments, net ...................          (16,509)                                              (16,509)
  Income of equity investments of
    unconsolidated subsidiaries ................           42,860                                                42,860
  Other, net ...................................           20,054                                                20,054
                                                     ------------      ------------      ------------      ------------
    Total other expense.........................         (146,546)         (153,389)          (46,055)         (345,990)
                                                     ------------      ------------      ------------      ------------
Income before income taxes and
  extraordinary item ...........................          291,113            48,781           (64,466)          275,428
Income tax expense .............................           88,593            20,242           (24,497)(d)        84,338
                                                     ------------      ------------      ------------      ------------
Income before extraordinary item ...............     $    202,520      $     28,539      $    (39,969)     $    191,090
                                                     ============      ============      ============      ============

   See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statement

    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(a) Represents adjustments to depreciation expense (based upon the Company's preliminary allocation of purchase price of the Orion Acquisition). The average estimated economic life of the assets acquired is 35 years.

(b) Represents additional interest expense on the $1.7 billion of external debt issued to finance the Orion Acquisition at an annual interest rate of 3.84%. Interest rates on this debt are based on London interbank offered rate (LIBOR) plus a margin. If the LIBOR rate were to increase by one-eighth of a percent, the interest expense would increase by a total of $1.6 million and $2.1 million for the nine months ended September 30, 2001 and year ended December 31, 2000, respectively.

(c) Represents the reduction of interest income on the $1.2 billion in cash to finance the Orion Acquisition, of which $800 million was invested with an affiliated company of Reliant Resources from May 4, 2001 through September 30, 2001.

(d) Represents the income tax expense effect of the pro forma adjustments at 38% combined federal and state statutory rate.